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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                                 Date of Report
                                (Date of earliest
                         event reported): April 27, 2001


                               Badger Meter, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-6706                 39-0143280
---------------                 ----------------          -------------
(State or other                 (Commission File          (IRS Employer
jurisdiction of                      Number)           Identification No.)
incorporation)


              4545 West Brown Deer Road, Milwaukee, Wisconsin 53223
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 355-0400
                         -------------------------------
                         (Registrant's telephone number)



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Item 5.           Other Events.

                  In keeping with SEC Regulation FD, Badger Meter, Inc. is expanding its website data to include detailed information on the markets for its products, competitive pressures, market conditions and opportunities the Company believes exist for its products and services.


















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Item 7.           Financial Statements and Exhibits.

                  (a)                 Financial Statements of Business Acquired.

                  Not applicable.

                  (b)                 Pro Forma Financial Information.

                  Not applicable.

                  (c)                 Exhibits.

                  The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.










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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BADGER METER, INC.



Date:  April 27, 2001                 By: /s/ Richard E. Johnson
                                          --------------------------------------
                                          Richard E. Johnson
                                          Vice President - Finance and Treasurer
                                          Chief Financial Officer



                                      By:
                                          --------------------------------------
                                          Beverly L.P. Smiley
                                          Vice President - Controller






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                               BADGER METER, INC.

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 27, 2001


Exhibit
Number
                                   Description

(99.1)            Website "Outlook" content, effective April 27, 2001.

(99.2)            Badger Meter, Inc. Press Release, dated April 27, 2001.









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